MERRILL LYNCH
U.S.A. GOVERNMENT
RESERVES



[FUND LOGO]
STRATEGIC
         Performance



Semi-Annual Report
February 28, 1997



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
U.S.A. Government Reserves
Box 9011
Princeton, NJ
08543-9011                                             #10087 --  2/97



Merrill Lynch U.S.A. Government Reserves             February 28, 1997



DEAR SHAREHOLDER

For the six-month period ended February 28, 1997, Merrill Lynch U.S.A. Government Reserves paid shareholders a net annualized dividend of 4.53%.* The fund's 7-day yield as of February 28, 1997 was 4.62%.

The average portfolio maturity for Merrill Lynch U.S.A. Government Reserves at February 28, 1997 was 72 days, compared to 65 days at August 31, 1996.

The Environment
There was a relatively benign economic environment as 1996 drew to a close, a trend which continued into the first months of 1997. Inflation remains low, the pace of economic activity is moderate, and trends in corporate earnings generally still appear to be favorable, although the rate of increase in profits will probably be slower in 1997 than in previous years.

On balance, US economic fundamentals appear to be the most positive they have been for many years. However, the dilemma facing investors is how long the economic expansion can continue at a steady, noninflationary pace. At this late stage of the current economic recovery, investor expectations can quickly change from positive to negative with the release of surprising economic results. This tendency was illustrated in the stock and bond market volatility sparked by Federal Reserve Board Chairman Alan Greenspan's Humphrey-Hawkins testimony before Congress in late February. Investors interpreted Chairman Greenspan's comments as indicative of a tightening in monetary policy, although stock and bond prices did stabilize subsequently. Continued steady, noninflationary economic growth would be a very positive development for the stock and bond markets in the new year, provided that it is not accompanied by successive preemptive moves by the Federal Reserve Board to raise interest rates to quell potential inflationary forces. As anticipated, the Federal Reserve Board did raise the Federal funds rate on March 25, 1997 by 25 basis points (0.25%).

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

On the international front, the US dollar continued its strong advance relative to the yen and the Deutschemark, raising concerns about the outlook for US trade. In early February, the leading industrialized nations expressed apparent agreement that it was time to seek a lower dollar and less volatility in the foreign exchange markets. It remains to be seen whether these stated intentions will be acted upon, or if the US dollar continues to rise relative to other major currencies.

Early in the six-month period ended February 28, 1997, we focused the Fund's investments in the six-month -- one-year sector, which proved rewarding. As the period progressed, we extended the Fund's average portfolio maturity to the mid 70-day range through the purchase of two-year Treasury notes because of the steepness of the yield curve. Toward the end of the period, we sold two-year Treasury coupons, as we grew slightly more defensive.

In Conclusion
We appreciate your ongoing support of Merrill Lynch U.S.A. Government Reserves, and we look forward to sharing our investment outlook and strategy with you in our upcoming annual report to shareholders.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/DONALDO S. BENITO
Donaldo S. Benito
Vice President and Portfolio Manager

April 1, 1997




Merrill Lynch U.S.A. Government Reserves                          February 28, 1997

SCHEDULE OF INVESTMENTS                                               (in Thousands)

                              Face       Interest      Maturity            Value
Issue                        Amount        Rate          Date            (Note 1a)

US Government Obligations -- 38.4%
US Treasury Bills*           $6,400        5.055%       5/22/97            $6,326
                              4,200        5.17        11/13/97             4,043
                              1,400        5.205       11/13/97             1,348
                              1,200        5.175        2/05/98             1,139

US Treasury Notes            19,780        6.625        3/31/97            19,808
                              7,850        6.875        3/31/97             7,862
                             11,340        8.50         4/15/97            11,391
                             10,505        6.50         4/30/97            10,525
                              2,100        6.875        4/30/97             2,105
                              7,200        6.50         5/15/97             7,215
                              9,000        6.125        5/31/97             9,011
                              5,000        5.625        6/30/97             5,005
                             18,800        8.50         7/15/97            19,009
                              2,250        5.50         7/31/97             2,251
                             12,200        5.875        7/31/97            12,223
                                600        6.50         8/15/97               603
                             22,800        6.00         8/31/97            22,843
                             12,900        5.75         9/30/97            12,916
                              3,500        8.75        10/15/97             3,568
                              8,700        5.625       10/31/97             8,703
                             11,400        7.375       11/15/97            11,532
                              4,430        5.00         1/31/98             4,400
                             20,220        7.25         2/15/98            20,485
                              8,040        6.125        3/31/98             8,071
                              3,765        5.125        4/30/98             3,737
                              2,800        5.875        4/30/98             2,801

Total US Government Obligations
(Cost  -- $218,909)                                                       218,920


Face
Amount                         Issue

Repurchase Agreements** -- 62.3%
$22,000  BZW Securities, Inc., purchased on
         2/28/97 to yield 5.35% to 3/03/97               22,000
$20,000  Bear Stearns & Co., Inc., purchased on
         2/28/97 to yield 5.36% to 3/03/97               20,000
 26,000  Daiwa Securities America, Inc., purchased
         on 2/24/97 to yield 5.30% to 3/03/97            26,000
 26,000  Donaldson, Lufkin & Jenrette Securities
         Corp., purchased on 2/26/97 to yield
         5.30% to 3/05/97                                26,000
 27,000  Fuji Securities, Inc., purchased on 2/28/97
         to yield 5.39% to 3/03/97                       27,000
 27,000  Goldman Sachs & Company, purchased on
         2/28/97 to yield 5.38% to 3/03/97               27,000
 27,000  Greenwich Capital Markets, Inc.,
         purchased on 2/28/97 to yield 5.375% to
         3/03/97                                         27,000
 25,000  J.P. Morgan Securities Inc., purchased on
         2/28/97 to yield 5.375% to 3/03/97              25,000
 55,000  Nesbitt Burns Securities, Inc., purchased
         on 2/25/97 to yield 5.28% to 3/04/97            55,000
 51,482  PaineWebber Inc., purchased on 2/28/97 to
         yield 5.39% to 3/03/97                          51,482
 22,000  SBC Warburg Inc., purchased on 2/28/97 to
         yield 5.35% to 3/03/97                          22,000
 26,000  UBS Securities LLC, purchased on 2/28/97
         to yield 5.37% to 3/03/97                       26,000

Total Repurchase Agreements
(Cost -- $354,482)                                      354,482

Total Investments (Cost -- $573,391) -- 100.7%          573,402

Liabilities in Excess of Other Assets -- (0.7%)          (3,866)
                                                       --------

Net Assets -- 100.0%                                   $569,536
                                                       ========

* US Treasury Bills are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
** Repurchase Agreements are fully collateralized by US Government
   & Agency Obligations.

See Notes to Financial Statements.





FINANCIAL INFORMATION

Statement of Assets and Liabilities as of February 28, 1997

Assets:         Investments, at value (identified cost -- $573,390,774*) (Note 1a)                     $573,401,676
                Cash                                                                                            347
                Receivables:
                Interest                                                               $3,127,992
                Securities sold                                                           120,313
                Beneficial interest sold                                                   58,677         3,306,982
                                                                                       ----------
                Prepaid registration fees and other assets (Note 1d)                                         88,378
                                                                                                       ------------
                Total assets                                                                            576,797,383
                                                                                                       ------------

Liabilities:    Payables:
                Beneficial interest redeemed                                            6,614,059
                Investment adviser (Note 2)                                               195,343
                Distributor (Note 2)                                                      158,127
                Dividends to shareholders (Note 1f)                                           176         6,967,705
                                                                                       ----------
                Accrued expenses and other liabilities                                                      293,637
                                                                                                       ------------
                Total liabilities                                                                         7,261,342
                                                                                                       ------------

Net Assets:     Net assets                                                                             $569,536,041
                                                                                                       ============

Net Assets      Shares of beneficial interest, $0.10 par value, unlimited number of
Consist of:     shares authorized                                                                       $56,952,514
                Paid-in capital in excess of par                                                        512,572,625
                Unrealized appreciation on investments -- net                                                10,902
                                                                                                       ------------
                Net Assets -- Equivalent to $1.00 per share, based on 569,525,139
                shares of beneficial interest outstanding                                              $569,536,041
                                                                                                       ============

                * Cost for Federal income tax purposes. As of February 28, 1997, net unrealized appreciation for Federal income tax purposes amounted to
                  $10,902, of which $84,766 related to appreciated securities and $73,864 related to depreciated securities.

                See Notes to Financial Statements.





Statement of Operations
                                                                                           For the Six Months Ended
                                                                                                  February 28, 1997

Investment Income       Interest and amortization of premium and
(Note 1c):              discount earned                                                                 $15,024,505

Expenses:               Investment advisory fees (Note 2)                                  $1,237,769
                        Transfer agent fees (Note 2)                                          502,531
                        Distribution fees (Note 2)                                            305,657

                        Registration fees (Note 1d)                                            54,644
                        Custodian fees                                                         38,641
                        Professional fees                                                      32,097
                        Accounting services (Note 2)                                           29,263
                        Printing and shareholder reports                                       27,114
                        Trustees' fees and expenses                                            22,004
                        Other                                                                  10,597
                                                                                           ----------
                        Total expenses                                                                    2,260,317
                                                                                                        -----------
                        Investment income -- net                                                         12,764,188
                                                                                                        -----------

Realized &              Realized gain on investments -- net                                                  11,880
Unrealized Gain on      Change in unrealized appreciation/depreciation on investments -- net                215,105
Investments -- Net                                                                                      -----------
(Note 1c):              Net Increase in Net Assets Resulting from Operations                            $12,991,173
                                                                                                        ===========

                        See Notes to Financial Statements.





Statements of Changes in Net Assets
                                                                                              For the Six     For the Year
                                                                                              Months Ended       Ended
                                                                                              February 28,      August 31,
Increase (Decrease) in Net Assets:                                                               1997             1996

Operations:            Investment income -- net                                                $12,764,188      $26,170,999
                       Realized gain on investments -- net                                          11,880          192,438
                       Change in unrealized appreciation/depreciation on investments -- net        215,105         (250,285)
                                                                                              ------------      -----------
                       Net increase in net assets resulting from operations                     12,991,173       26,113,152
                                                                                              ------------      -----------

Dividends &            Investment income -- net                                                (12,764,188)     (26,170,999)
Distributions to       Realized gain on investments -- net                                         (11,880)        (192,438)
Shareholders                                                                                  ------------      -----------
(Note 1f):             Net decrease in net assets resulting from dividends and distributions
                       to shareholders                                                         (12,776,068)     (26,363,437)
                                                                                              ------------      -----------

Beneficial Interest    Net proceeds from sale of shares                                        781,822,560    1,473,714,747
Transactions           Net asset value of shares issued to shareholders in reinvestment of
(Note 3):              dividends and distributions (Note 1f)                                    12,773,111       26,345,553
                                                                                              ------------    -------------
                                                                                               794,595,671    1,500,060,300
                       Cost of shares redeemed                                                (779,559,363)  (1,504,454,157)
                                                                                              ------------    -------------

                       Net increase (decrease) in net assets derived from beneficial interest
                       transactions                                                             15,036,308       (4,393,857)
                                                                                              ------------      -----------

Net Assets:            Total increase (decrease) in net assets                                  15,251,413       (4,644,142)
                       Beginning of period                                                     554,284,628      558,928,770
                                                                                              ------------     ------------
                       End of period                                                          $569,536,041     $554,284,628
                                                                                              ============     ============

                       See Notes to Financial Statements.





Financial Highlights
                                                                For the
                                                                  Six
                                                                Months
The following per share data and ratios have been derived        Ended
from information provided in the financial statements.          Feb. 28,              For the Year Ended August 31,
                                                                  1997         1996         1995         1994         1993
Increase (Decrease) in Net Asset Value:

Per Share          Net asset value, beginning of period            $1.00        $1.00        $1.00        $1.00        $1.00
Operating                                                       --------     --------     --------     --------     --------
Performance:       Investment income -- net                        .0233        .0474        .0472        .0280        .0248
                   Realized and unrealized gain (loss) on
                   investments -- net                              .0004       (.0002)       .0017       (.0007)       .0007
                                                                --------     --------     --------     --------     --------
                   Total from investment operations                .0237        .0472        .0489        .0273        .0255
                                                                --------     --------     --------     --------     --------
                   Less dividends and distributions:
                   Investment income -- net                       (.0233)      (.0474)      (.0472)      (.0280)      (.0248)
                   Realized gain on investments -- net                --+      (.0003)      (.0007)      (.0002)      (.0013)
                                                                --------     --------     --------     --------     --------
                   Total dividends and distributions              (.0233)      (.0477)      (.0479)      (.0282)      (.0261)
                                                                --------     --------     --------     --------     --------
                   Net asset value, end of period                  $1.00        $1.00        $1.00        $1.00        $1.00
                                                                ========     ========     ========     ========     ========
                   Total investment return                          4.53%*       4.97%        4.87%        2.84%        2.63%
                                                                ========     ========     ========     ========     ========

Ratios to Average  Expenses                                          .82%*        .82%         .85%         .81%         .75%
Net Assets:                                                     ========     ========     ========     ========     ========
                   Investment income and realized gain
                   on investments -- net                            4.64%*       4.78%        4.79%        2.82%        2.61%
                                                                ========     ========     ========     ========     ========

Supplemental       Net assets, end of period (in thousands)     $569,536     $554,285     $558,929     $544,174     $575,044
Data:                                                           ========     ========     ========     ========     ========


                   * Annualized.
                   + Amount is less than $.0001 per share.

                   See Notes to Financial Statements.




Merrill Lynch U.S.A. Government Reserves              February 28, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch U.S.A. Government Reserves (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Investments maturing more than sixty days after the valuation date are valued at market value. When securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within sixty days from their date of acquisition are valued at amortized cost, which approximates market value. For purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund.

(b) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium or discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Repurchase agreements -- The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

(f) Dividends and distributions to shareholders -- The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. For such services, the Fund pays a monthly fee equal to an annual rate of 0.45% of the average daily net assets of the Fund.

The Fund has a Distribution and Shareholder Servicing Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee under the Distribution Agreement from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the accounts of Fund shareholders who maintain their accounts through MLPF&S. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering sharebuilder accounts.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, MLFDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares sold and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets with respect to net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.



OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
Donald Cecil, Trustee
M. Colyer Crum, Trustee
Edward H. Meyer, Trustee
Jack B. Sunderland, Trustee
J. Thomas Touchton, Trustee
Terry K. Glenn, Executive Vice President
Joseph T. Monagle Jr., Executive Vice President
Donaldo S. Benito, Vice President
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, New York 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 221-7210